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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-22043
Invesco Van Kampen Dynamic Credit Opportunities Fund

(Exact name of registrant as specified in charter)
1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Address of principal executive offices)    (Zip code)
Colin Meadows 1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 2/28
Date of reporting period: 8/31/11

Item 1. Reports to Stockholders.

Invesco Van Kampen Dynamic Credit Opportunities Fund
Semiannual Report to Shareholders ▪  August 31, 2011
NYSE: VTA

2	Fund Performance
3	Dividend Reinvestment Plan
4	Schedule of Investments
18	Financial Statements
22	Financial Highlights
22	Notes to Financial Statements
32	Approval of Investment Advisory and Sub-Advisory Agreements
34	Results of Proxy
Unless otherwise noted, all data provided by Invesco.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Fund Performance

Performance summary
Cumulative total returns, 2/28/11 to 8/31/11

Fund at NAV	-5.94%

Fund at Market Value	-11.14

CS Leveraged Loan Index▼	-3.55

Market Price Discount to NAV as of 8/31/11	-8.79

▼Invesco, Bloomberg L.P.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Investment return, net asset value and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect Fund expenses, the reinvestment of distributions (if any) and changes in net asset value (NAV) for performance based on NAV and changes in market price for performance based on market price.
     Since the Fund is a closed-end management investment company, shares of the Fund may trade at a discount or premium from the NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Fund cannot predict whether shares will trade at, above or below NAV. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.
The CS Leveraged Loan Index is designed to mirror the investible universe of the U.S. dollar denominated leveraged loan market.
     The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
     A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

Adviser/Portfolio Management Update

Effective September 19, 2011, Invesco Advisers, Inc. and its affiliates assumed sole responsibility for management of the Fund. Avenue Europe International Management, L.P. is no longer subadviser to the Fund.
     The following individuals are jointly and primarily responsible for the day-to-day management of Invesco Van Kampen Dynamic Credit Opportunities Fund.
     Scott Baskind began managing the Fund in 2010. He has been associated with Invesco or its affiliates in an investment capacity since 1999.
Greg Stoeckle began managing the Fund in 2010. He has been associated with Invesco or its affiliates in an investment capacity since 1999.
     Philip Yarrow began managing the Fund in 2007 and has been associated with Invesco or its affiliates in an investment capacity since 2010. From 2005 to 2010, Mr. Yarrow was associated with Van Kampen Asset Management or its affiliates in an investment capacity.

NYSE Symbol	VTA

2	Invesco Van Kampen Dynamic Credit Opportunities Fund

Dividend Reinvestment Plan
The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of your Fund. Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of your Fund, allowing you to potentially increase your investment over time. All shareholders in the Fund are automatically enrolled in the Plan when shares are purchased.

Plan benefits
■	Add to your account: You may increase the amount of shares in your Fund easily and automatically with the Plan.

■	Low transaction costs:
Shareholders who participate in the Plan are able to buy shares at below-market prices when the Fund is trading at a premium to its net asset value (NAV). In addition, transaction costs are low because when new shares are issued by the Fund, there is no brokerage fee, and when shares are bought in blocks on the open market, the per share fee is shared among all Participants.

■	Convenience:
You will receive a detailed account statement from Computershare Trust Company, N.A. (the Agent) which administers the Plan. The statement shows your total Distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account at invesco.com/us.
■	Safekeeping: The Agent will hold the shares it has acquired for you in safekeeping.

How to participate in the Plan
If you own shares in your own name, you can participate directly in the Plan. If your shares are held in “street name” – in the name of your brokerage firm, bank, or other financial institution – you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

How to enroll
To enroll in the Plan, please read the Terms and Conditions in the Plan Brochure. You can obtain a copy of the Plan Brochure and enroll in the Plan by visiting invesco.com/us, calling toll-free 800 341 2929 or notifying us in writing at Invesco Closed-End Funds, Computershare Trust Company, N.A. P.O. Box 43078, Providence, RI 02940-3078. Please include your Fund name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally 10 business days before the Distribution is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distribution.

How the Plan works
If you choose to participate in the Plan, your Distributions will be promptly reinvested for you, automatically increasing your shares. If the Fund is trading at a share price that is equal to its NAV, you‘ll pay that amount for your reinvested shares. However, if the Fund is trading above or below NAV, the price is determined by one of two ways:
1.	Premium: If the Fund is trading at a premium – a market price that is higher than its NAV ’ you‘ll pay either the NAV or 95 percent of the market price, whichever is greater. When the Fund trades at a premium, you‘ll pay less for your reinvested shares than an investor purchasing shares on the stock exchange. Keep in mind, a portion of your price reduction may be taxable because you are receiving shares at less than market price.

2.	Discount: If the Fund is trading at a discount – a market price that is lower than NAV – you‘ll pay the market price for your reinvested shares.

Costs of the Plan
There is no direct charge to you for reinvesting Distributions because the Plan‘s fees are paid by the Fund. If your Fund is trading at or above its NAV, your new shares are issued directly by the Fund and there are no brokerage charges or fees. However, if the Fund is trading at a discount, the shares are purchased on the open market, and you will pay your portion of any per share fees. These per share fees are typically less than the standard brokerage charges for individual transactions because shares are purchased for all Participants in blocks, resulting in lower fees for each individual Participant. Any service or per share fees are added to the purchase price. Per share fees include any applicable brokerage commissions the Agent is required to pay.

Tax implications
The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal income tax return.
     Invesco does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used, by any taxpayer for avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax adviser for information concerning their individual situation.

How to withdraw from the Plan
You may withdraw from the plan at any time by calling 800 341 2929, visiting invesco.com/us or by writing to Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078. Simply indicate that you would like to withdraw from the Plan, and be sure to include your Fund name and account number. Also, ensure that all shareholders listed on the account have signed these written instructions. If you withdraw, you have three options with regard to the shares held in the Plan:
1.	If you opt to continue to hold your non-certificated whole shares (Investment Plan Book Shares), they will be held by the Agent electronically as Direct Registration Book-Shares (Book-Entry Shares) and fractional shares will be sold at the then-current market price. Proceeds will be sent via check to your address of record after deducting applicable fees.

2.	If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting a $2.50 service fee and per share fee. Per share fees include any applicable brokerage commissions the Agent is required to pay.

3.	You may sell your shares through your financial adviser through the Direct Registration System (DRS). DRS is a service within the securities industry that allows Fund shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a share certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.
      To obtain a complete copy of the Dividend Reinvestment Plan, please call our Client Services department at 800 341 2929 or visit invesco.com/us.

3	Invesco Van Kampen Dynamic Credit Opportunities Fund

Schedule of Investments

August 31, 2011
(Unaudited)

			Principal
		Stated	Amount
Borrower	Coupon	Maturity*	(000)	Value

Variable Rate** Senior Loan Interests–94.82%
Aerospace & Defense–1.49%
ARINC, Inc. Second Lien Term Loan (Acquired 01/10/11, Cost $2,208,173)	6.230%	10/25/15	$2,268	$2,231,238

DynCorp International, LLC Term Loan B	6.250%	07/05/16	1,374	1,314,531

IAP Worldwide Services, Inc. First Lien Term Loan(a)	9.250%	12/28/12	4,560	4,451,577

SI Organization, Inc. New Term Loan B	4.500%	11/22/16	756	688,170

SRA International, Inc. Term Loan	6.500%	07/20/18	1,907	1,801,030

Transdigm, Inc. Term Loan	4.000%	02/14/17	1,500	1,449,998

Wyle Services Corp. Term Loan B	5.750%	03/27/17	1,382	1,327,684

				13,264,228

Air Transport–0.51%
Delta Air Lines, Inc. New Term Loan B	5.500%	04/20/17	1,765	1,639,843

Delta Air Lines, Inc. Term Loan B	4.250%	03/07/16	3,146	2,890,022

				4,529,865

Automotive–1.85%
Autoparts Holdings Ltd. First Lien Term Loan	6.500%	07/28/17	2,225	2,194,349

Federal-Mogul Corp. Term Loan B	2.140%	12/29/14	4,426	4,038,771

Hertz Corp. Letter of Credit	3.750%	03/09/18	849	793,426

KAR Auction Services, Inc. Term Loan B	5.000%	05/19/17	4,747	4,536,816

Key Safety Systems, Inc. First Lien Term Loan	2.470%	03/08/14	1,542	1,398,275

Key Safety Systems, Inc. Revolving Credit Agreement(e)	2.623%	03/08/13	1,878	1,625,530

Metaldyne Co., LLC New Term Loan B	5.250%	05/18/17	1,016	968,391

Tomkins LLC Term Loan B	4.250%	09/29/16	1,017	982,387

				16,537,945

Beverage & Tobacco–1.06%
DSW Holdings, Inc. Term Loan	4.221%	03/02/12	10,000	9,483,300

Building & Development–3.54%
Axia Acquisition Corp. Second Lien Term Loan A(a) (Acquired 09/05/08-09/30/11, Cost $1,549,502)	11.000%	03/11/16	178	147,074

Axia Acquisition Corp. Second Lien Term Loan B(a) (Acquired 05/30/08, Cost $2,896,225)	5.000%	03/12/16	324	251,003

Building Materials Holding Corp. Second Lien Term Loan(a)	8.000%	01/05/15	974	881,230

Capital Automotive, LP New Term Loan B	5.000%	03/10/17	7,596	7,140,534

CB Richard Ellis Services, Inc. New Term Loan D	3.705%	09/04/19	2,074	1,994,031

Champion OPCO, LLC Term Loan	7.500%	12/31/13	775	725,039

CPG International, Inc. New Term Loan B	6.000%	02/18/17	851	800,066

Custom Building Products, Inc. Term Loan B	5.750%	03/19/15	639	602,250

El Ad IDB Las Vegas, LLC Term Loan A2 (Acquired 08/30/07, Cost $2,000,000)	4.206%	08/09/12	2,000	1,050,000

Lake At Las Vegas Joint Venture, LLC Exit Revolving Credit Agreement(a)(e) (Acquired 07/15/10-10/14/11, Cost $484,310)	11.449%	12/31/12	443	439,062

NLV Holdings, LLC Second Lien Term Loan(a)(b)(c) (Acquired 08/06/07-10/29/10, Cost $1,655,914)	5.250%	05/09/12	1,660	0

Nortek, Inc. Term Loan	5.250%	04/26/17	847	775,347

Realogy Corp. Extended Letter of Credit	4.436%	10/10/16	293	242,863

Realogy Corp. Extended Term Loan	4.522%	10/10/16	16,881	14,011,146

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

4        Invesco Van Kampen Dynamic Credit Opportunities Fund

			Principal
		Stated	Amount
Borrower	Coupon	Maturity*	(000)	Value

Building & Development–(continued)

Realogy Corp. Letter of Credit	3.186%	10/10/13	$1,113	$991,217

Realogy Corp. Term Loan	3.272%	10/10/13	1,051	935,496

Rhodes Homes New Term Loan(a)(Acquired 07/09/07-09/30/11, Cost $1,611,373)	5.307%	03/31/16	410	338,118

WCI Communities, Inc. PIK Term Loan(a)	11.000%	09/02/16	302	289,492

				31,613,968

Business Equipment & Services–6.67%
Affinion Group, Inc. Term Loan B	5.000%	10/10/16	5,087	4,619,787

Asurion Corp. New First Lien Term Loan	5.500%	05/24/18	6,155	5,789,302

Asurion Corp. New Second Lien Term Loan	9.000%	05/24/19	6,570	6,340,274

BakerCorp International, Inc. Term Loan B	5.000%	06/01/18	1,521	1,455,878

Bright Horizons Family Solutions, Inc. Revolving Credit Agreement(e)	5.500%	05/28/14	232	214,769

Bright Horizons Family Solutions, Inc. Term Loan B	4.230%	05/28/15	1,141	1,091,788

Brock Holdings III, Inc. New Term Loan B	6.000%	03/16/17	2,479	2,218,678

First Data Corp. Delayed Draw Term Loan	2.967%	09/24/14	1,826	1,579,076

First Data Corp. Extended Term Loan B	4.217%	03/23/18	1,563	1,316,656

First Data Corp. Term Loan B1	2.967%	09/24/14	4,636	4,099,042

First Data Corp. Term Loan B2	2.967%	09/24/14	11,077	9,789,274

First Data Corp. Term Loan B3	2.967%	09/24/14	1,502	1,327,412

Interactive Data Corp. Term Loan B	4.500%	02/12/18	500	475,940

iPayment, Inc. Term Loan B	5.750%	05/08/17	1,672	1,598,867

Kronos, Inc. Second Lien Term Loan	5.996%	06/11/15	4,155	4,022,966

Mitchell International, Inc. Second Lien Term Loan	5.500%	03/30/15	3,654	3,356,681

NCO Financial Systems Term Loan B	8.000%	05/15/13	4,957	4,860,884

SMG Holdings, Inc. Term Loan B	3.280%	07/27/14	3,767	3,616,755

SunGard Data Systems, Inc. Add on Term Loan	3.705%	02/28/14	413	395,795

SunGard Data Systems, Inc. Term Loan B	3.860%	02/26/16	1,423	1,355,657

				59,525,481

Cable & Satellite Television–1.65%
AMC Networks, Inc. Term Loan B	4.000%	12/31/18	454	440,385

Charter Communications Operating, LLC Extended Term Loan	3.500%	09/06/16	3	2,704

Charter Communications Operating, LLC Third Lien Term Loan	2.721%	09/05/14	3,000	2,835,000

MCC Iowa, LLC Term Loan F	4.500%	10/23/17	889	842,208

Mediacom Illinois, LLC Term Loan E	4.500%	10/23/17	2,487	2,328,863

NDS Finance Limited Term Loan B	4.000%	03/12/18	979	907,559

UPC Broadband Holding, B.V. Term Loan T (Netherlands)	3.688%	12/30/16	€304	282,290

YPSO Holding, SA Term Loan (Luxembourg)	1.357%	12/31/15	€6,000	7,135,287

				14,774,296

Chemicals & Plastics–3.94%
Armored Autogroup, Inc. Term Loan B	6.000%	11/04/16	1,176	1,075,801

Hexion Specialty Chemicals, Inc. Extended Term Loan C4	4.060%	05/05/15	1,394	1,268,270

Hexion Specialty Chemicals, Inc. Extended Term Loan C5	4.000%	05/05/15	4,815	4,357,130

Houghton International, Inc. New Term Loan B	6.750%	01/29/16	2,953	2,923,199

Ineos Holdings Ltd. Term Loan B1 (United Kingdom)	7.501%	12/16/13	€4,609	6,617,547

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5        Invesco Van Kampen Dynamic Credit Opportunities Fund

			Principal
		Stated	Amount
Borrower	Coupon	Maturity*	(000)	Value

Chemicals & Plastics–(continued)

Ineos Holdings Ltd. Term Loan C1 (United Kingdom)	8.001%	12/16/14	€5,165	$7,453,735

Ineos Holdings Ltd. Term Loan D	9.001%	12/16/15	2,000	2,784,757

MetoKote Corp. Term Loan Refinance	9.000%	11/27/11	4,746	4,701,786

OM Group, Inc. Term Loan B	5.750%	08/02/17	1,212	1,192,562

OMNOVA Solutions, Inc. Term Loan B	5.750%	05/31/17	250	244,423

Phillips Plastics Corp. Term Loan	7.250%	02/10/17	723	719,491

Potters Holdings II, LP First Lien Term Loan	6.000%	05/05/17	470	453,555

PQ Corp. Term Loan B	3.500%	07/30/14	1,528	1,408,207

				35,200,463

Clothing/Textiles–0.49%
Levi Strauss & Co. Term Loan	2.471%	03/27/14	5,000	4,362,500

Conglomerates–0.89%
Goodman Global Holdings, Inc. First Lien Term Loan	5.750%	10/28/16	4,341	4,289,027

Goodman Global Holdings, Inc. Second Lien Term Loan	9.000%	10/30/17	335	338,602

RGIS Holdings, LLC Delayed Draw Term Loan	2.746%	04/30/14	167	159,505

RGIS Holdings, LLC Term Loan B	2.746%	04/30/14	3,349	3,190,102

				7,977,236

Containers & Glass Products–3.64%
Anchor Glass Container Corp. First Lien Term Loan	6.000%	03/02/16	2,968	2,945,931

Anchor Glass Container Corp. Second Lien Term Loan	10.000%	09/02/16	1,350	1,339,875

Berlin Packaging, LLC Second Lien Term Loan	6.780%	08/17/15	3,000	2,805,000

Berlin Packaging, LLC Term Loan	3.240%	08/17/14	5,777	5,531,872

Plastics Group, Inc. Term Loan C	2.208%	04/03/15	1,421	1,272,993

Exopack, LLC Term Loan B	6.500%	05/26/17	2,183	2,073,905

Graham Packaging Co., L.P. Term Loan C	6.750%	04/04/14	7,235	7,198,361

Graham Packaging Co., L.P. Term Loan D	6.000%	09/23/16	6,019	5,989,321

Ranpak Corp. Term Loan	4.750%	04/20/17	457	446,907

Reynolds Group Holdings, Inc. Term Loan E(e)	6.500%	02/09/18	3,000	2,886,000

				32,490,165

Cosmetics/Toiletries–1.21%
Huish Detergents, Inc. Second Lien Term Loan	4.480%	10/26/14	1,250	1,058,331

Huish Detergents, Inc. Term Loan B	2.230%	04/25/14	1,912	1,771,672

KIK Custom Products, Inc. Canadian Term Loan	2.510%	06/02/14	196	167,509

KIK Custom Products, Inc. First Lien Term Loan	2.510%	06/02/14	1,142	977,134

KIK Custom Products, Inc. Second Lien Term Loan	5.264%	11/28/14	7,000	4,541,250

Marietta Intermediate Holding Corp. Term Loan B(a) (Acquired 07/13/07-02/07/11, Cost $5,222,528)	7.000%	02/19/15	1,194	1,062,306

Revlon Consumer Products Corp. New Term Loan B	4.750%	11/17/17	1,303	1,252,350

				10,830,552

Drugs–2.47%
Capsugel Healthcare US, Inc. Term Loan	5.250%	08/01/18	2,620	2,547,767

Grifols, Inc. Term Loan B	6.000%	06/01/17	4,211	4,135,613

Harlan Sprague Dawley, Inc. Term Loan B	3.770%	07/11/14	810	734,628

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6        Invesco Van Kampen Dynamic Credit Opportunities Fund

			Principal
		Stated	Amount
Borrower	Coupon	Maturity*	(000)	Value

Drugs–(continued)

Medpace Intermediateco, Inc. Term Loan B	6.500%	06/22/17	$1,915	$1,838,255

Nyco Holdings 2 Aps Term Loan B2 (Denmark)	3.971%	12/29/14	1,500	1,482,699

Nyco Holdings 2 Aps Term Loan C2 (Denmark)	4.721%	12/29/15	1,500	1,490,377

Nyco Holdings 3 Aps Facility A1 (Denmark)	3.221%	12/29/13	76	75,736

Nyco Holdings 3 Aps Facility A2 (Denmark)	3.221%	12/29/13	397	393,007

Nyco Holdings 3 Aps Facility A3 (Denmark)	3.221%	12/29/13	12	12,196

Nyco Holdings 3 Aps Facility A4 (Denmark)	3.221%	12/29/13	8	7,769

Nyco Holdings 3 Aps Facility A5 (Denmark)	3.221%	12/29/13	55	54,931

RPI Finance Trust Term Loan 2	4.000%	05/09/18	8,778	8,547,316

Warner Chilcott Co., LLC Term Loan B1	4.250%	03/15/18	343	330,108

Warner Chilcott Co., LLC Term Loan B2	4.250%	03/15/18	171	165,268

Warner Chilcott Co., LLC Term Loan B3	4.250%	03/15/18	236	227,244

				22,042,914

Ecological Services & Equipment–1.76%
ServiceMaster Co. Delayed Draw Term Loan	2.720%	07/24/14	623	579,871

ServiceMaster Co. Letter of Credit	2.782%	07/24/14	2,802	2,549,765

ServiceMaster Co. Term Loan	2.710%	07/24/14	7,342	6,831,256

Synagro Technologies, Inc. Second Lien Term Loan	4.960%	10/02/14	6,850	5,754,000

				15,714,892

Electronics/Electrical–2.84%
Bentley Systems, Inc. Term Loan B	5.750%	02/10/17	675	650,912

Commscope, Inc. New Term Loan B	5.000%	01/14/18	1,827	1,763,714

Datatel, Inc. Extended First Lien Term Loan	5.000%	02/20/17	677	669,844

Datatel, Inc. Extended Second Lien Term Loan	8.750%	02/19/18	3,268	3,255,849

DEI Sales, Inc. Term Loan B	7.000%	07/13/17	1,516	1,489,394

DG FastChannel, Inc. Term Loan B	5.750%	07/26/18	1,993	1,943,502

Freescale Semiconductor, Inc. Extended Term Loan B	4.438%	12/01/16	5,994	5,479,408

Infor Enterprise Solutions Holdings, Inc. Extended Delayed Draw Term Loan	5.980%	07/28/15	932	849,863

Infor Enterprise Solutions Holdings, Inc. Extended Initial Term Loan	5.980%	07/28/15	1,822	1,661,758

Open Solutions, Inc. Term Loan B	2.375%	01/23/14	5,714	4,684,287

Sensata Technologies Finance Co., LLC New Term Loan	4.000%	05/11/18	1,000	966,250

Spectrum Brands, Inc. Term Loan B (Netherlands)	5.000%	06/17/16	2,024	1,945,801

				25,360,582

Farming/Agriculture–0.22%
WM. Bolthouse Farms, Inc. New First Lien Term Loan	5.500%	02/11/16	950	928,853

WM. Bolthouse Farms, Inc. New Second Lien Term Loan	9.500%	08/11/16	1,091	1,075,915

				2,004,768

Financial Intermediaries–1.99%
Fidelity National Information Solutions, Inc. Term Loan B	5.250%	07/18/16	2,123	2,100,464

Mondrian Investment Partners, Ltd. Term Loan	5.500%	07/12/18	1,179	1,136,011

Nuveen Investments, Inc. Extended Term Loan	5.750%	05/12/17	8,457	7,949,399

RJO Holdings Corp. FCM Term Loan	6.210%	12/10/15	74	66,090

RJO Holdings Corp. HoldCo Term Loan B	6.210%	12/10/15	3,472	2,569,183

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7        Invesco Van Kampen Dynamic Credit Opportunities Fund

			Principal
		Stated	Amount
Borrower	Coupon	Maturity*	(000)	Value

Financial Intermediaries–(continued)

Transfirst Holdings, Inc. Second Lien Term Loan(a)	6.250%	06/15/15	$1,532	$1,317,671

Transfirst Holdings, Inc. Term Loan B	3.000%	06/15/14	2,872	2,585,026

				17,723,844

Food Products–2.69%
Advantage Sales & Marketing, Inc. Second Lien Term Loan	9.250%	06/18/18	527	504,460

Advantage Sales & Marketing, Inc. Term Loan B	5.250%	12/18/17	1,434	1,356,565

Cucina Acquisition Ltd. Term Loan B (United Kingdom)	3.410%	09/14/15	£1,500	2,072,751

Cucina Acquisition Ltd. Term Loan C (United Kingdom)	3.910%	09/12/16	£1,500	2,084,926

Dean Foods Co. Extended Term Loan B1	3.250%	04/02/16	1,247	1,164,771

Dean Foods Co. Extended Term Loan B2	3.490%	04/02/17	2,250	2,140,313

Farley’s & Sathers Candy Co., Inc. Term Loan	6.500%	03/30/18	2,353	2,329,114

Foodvest Ltd. Term Loan C2 (United Kingdom)	6.109%	09/23/16	€1,276	1,760,497

JBS USA Holdings, Inc. Term Loan B	4.250%	05/25/18	1,500	1,436,250

Panrico, Inc. Term Loan (Spain)	8.975%	09/08/16	€768	26,185

Pierre Foods, Inc. First Lien Term Loan	7.000%	09/30/16	4,228	4,114,035

Pierre Foods, Inc. Second Lien Term Loan	11.250%	09/29/17	930	915,699

Pinnacle Foods Holdings Corp. Term Loan D	6.000%	04/02/14	4,169	4,129,025

				24,034,591

Food Service–0.56%
Darling International, Inc. Term Loan	5.000%	12/16/16	125	124,501

OSI Restaurant Partners, LLC Revolving Credit Agreement	0.069%	06/14/13	1,639	1,517,451

OSI Restaurant Partners, LLC Term Loan B	2.563%	06/14/14	3,558	3,294,638

Sbarro, Inc. Delayed Draw Term Loan	4.750%	01/05/12	10	9,972

Sbarro, Inc. DIP Term Loan	8.750%	01/05/12	22	21,937

Sbarro, Inc. Second Lien Term Loan	8.750%	01/05/12	5	4,653

				4,973,152

Food/Drug Retailers–2.44%
Alliance Boots Holdings, Ltd. Second Lien Term Loan (United Kingdom)	4.861%	07/05/16	£4,000	5,858,101

Alliance Boots Holdings, Ltd. Second Lien Term Loan (United Kingdom)	5.358%	07/05/16	€1,390	1,806,857

Rite Aid Corp. Term Loan 5	4.500%	03/02/18	5,185	4,822,057

Rite Aid Corp. Term Loan B	1.970%	06/04/14	4,012	3,693,851

Roundy’s Supermarkets, Inc. Extended Term Loan	7.000%	11/03/13	2,241	2,151,261

Supervalu, Inc. Term Loan B3	4.500%	04/28/18	3,674	3,442,637

				21,774,764

Forest Products–0.94%
Ainsworth Lumber Co., Ltd. Term Loan	5.250%	06/26/14	3,200	2,940,800

Cenveo Corp. Term Loan B	6.250%	12/21/16	4,044	3,902,156

Verso Paper Holding, LLC Term Loan(a)	6.650%	02/01/13	458	398,077

White Birch Paper Co. DIP Delayed Draw Term Loan (Canada)(e)	6.720%	09/30/11	96	94,725

White Birch Paper Co. DIP Term Loan B (Canada)	12.000%	09/30/11	584	579,242

Xerium Technologies, Inc. New Term Loan B	5.500%	05/22/17	535	520,352

				8,435,352

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8        Invesco Van Kampen Dynamic Credit Opportunities Fund

			Principal
		Stated	Amount
Borrower	Coupon	Maturity*	(000)	Value

Health Care–2.72%
Alere, Inc. Term Loan B	4.500%	06/30/17	$2,500	$2,368,125

Biomet, Inc. Term Loan B	3.358%	03/25/15	750	716,565

Carestream Health, Inc. Term Loan B	5.000%	02/25/17	4,374	3,599,265

Community Health Systems, Inc. Extended Term Loan B	3.820%	01/25/17	2,341	2,152,613

Drumm Investors, LLC Term Loan	5.000%	05/04/18	2,742	2,460,672

Genoa Healthcare Group, LLC Second Lien Term Loan (Acquired 06/08/11, Cost $1,054,842)	11.500%	02/10/13	1,091	1,085,537

Gentiva Health Services, Inc. New Term Loan B	4.750%	08/17/16	2,058	1,823,539

HCR Healthcare, LLC New Term Loan	5.000%	04/06/18	687	587,897

Kindred Healthcare, Inc. Term Loan	5.250%	06/01/18	376	347,775

Sun Healthcare Group, Inc. New Term Loan B	7.500%	10/15/16	1,336	1,225,614

Surgery Center Holdings, Inc. Term Loan B	6.500%	02/06/17	1,172	1,142,773

Surgical Care Affiliates, Inc. Term Loan B	4.246%	12/29/17	5,782	5,203,587

Trizetto Group, Inc. Term Loan B	4.750%	05/02/18	1,129	1,054,533

United Surgical Partners, International, Inc. Term Loan B	2.230%	04/18/14	589	543,233

				24,311,728

Home Furnishings–1.73%
Hunter Fan Co. Second Lien Term Loan	6.960%	10/16/14	6,789	5,465,526

Hunter Fan Co. Term Loan	2.720%	04/16/14	1,588	1,449,122

Mattress Holdings Corp. Term Loan B	2.500%	01/17/14	4,797	4,412,880

National Bedding Co., LLC Second Lien Term Loan	5.313%	02/28/14	3,458	3,163,779

Springs Windows Fashions, LLC New Term Loan B	6.000%	05/31/17	997	963,244

				15,454,551

Industrial Equipment–0.73%
Husky Injection Molding Systems Ltd. Term Loan	6.500%	06/30/18	1,431	1,390,369

Mold-Masters Luxembourg Holdings, S.A. Mold Masters Term Loan	3.813%	10/10/14	3,594	3,459,014

Terex Corp. Term Loan B	5.500%	04/28/17	1,707	1,681,071

				6,530,454

Insurance–0.76%
Alliant Holdings I, Inc. Term Loan D	6.750%	08/21/14	1,024	1,008,787

C.G. JCF Corp. Term Loan	3.230%	08/01/14	588	561,659

HMSC Corp. Second Lien Term Loan	5.721%	10/03/14	1,750	1,161,562

Sedgwick CMS Holdings, Inc. New Term Loan	5.000%	12/30/16	646	604,058

Sedgwick CMS Holdings, Inc. Second Lien Term Loan	9.000%	05/26/17	1,600	1,560,000

USI Holdings Corp. Incremental Term Loan	7.000%	05/05/14	1,965	1,866,750

				6,762,816

Leisure Goods/Activities/Movies–2.02%
24 Hour Fitness Worldwide, Inc. Term Loan	6.750%	04/22/16	3,810	3,612,222

Alpha Topco, Ltd. Second Lien Term Loan (United Kingdom)	3.901%	06/30/14	1,800	1,638,900

Alpha Topco, Ltd. Term Loan B1 (United Kingdom)	2.651%	12/31/13	3,529	3,331,034

Alpha Topco, Ltd. Term Loan B2 (United Kingdom)	2.650%	12/31/13	2,244	2,117,729

Fender Musical Instruments Corp. Delayed Draw Term Loan	2.480%	06/09/14	1,024	942,405

Fender Musical Instruments Corp. Term Loan B	2.480%	06/09/14	2,028	1,865,345

Hicks Sports Group, LLC	14.999%	10/31/11	98	98,913

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen Dynamic Credit Opportunities Fund

			Principal
		Stated	Amount
Borrower	Coupon	Maturity*	(000)	Value

Leisure Goods/Activities/Movies–(continued)

IMG Worldwide, Inc. New Term Loan B	5.500%	06/16/16	$556	$516,920

Sabre, Inc. Term Loan B	2.230%	09/30/14	4,545	3,915,138

				18,038,606

Lodging & Casinos–9.95%
Boyd Gaming Corp. Extended Revolving Credit Agreement	3.720%	12/17/15	2,405	2,095,353

Boyd Gaming Corp. Revolving Credit Agreement	1.820%	05/24/12	4,000	3,845,000

Boyd Gaming Corp. Term Loan	3.721%	12/17/15	2,475	2,280,829

Cannery Casino Resorts, LLC Delayed Draw Term Loan	4.471%	05/20/13	1,868	1,752,405

Cannery Casino Resorts, LLC Second Lien Term Loan	4.471%	05/16/14	2,500	2,143,750

Cannery Casino Resorts, LLC Term Loan B	4.471%	05/17/13	2,258	2,118,967

CCM Merger Corp. New Term Loan B	7.000%	03/01/17	1,533	1,492,513

Chester Downs And Marina, LLC Incremental Term Loan	12.375%	07/29/16	184	184,440

Chester Downs And Marina, LLC Term Loan	12.375%	07/29/16	3,605	3,605,448

Golden Nugget, Inc. New Delayed Draw Term Loan(a)	3.230%	06/30/14	361	309,638

Golden Nugget, Inc. Term Loan B(a)	3.230%	06/30/14	633	543,948

Harrah’s Operating Co. Term Loan B1	3.253%	01/28/15	7,137	6,184,858

Harrah’s Operating Co. Term Loan B3	3.250%	01/28/15	13,764	11,923,108

Harrah’s Operating Co. Term Loan B4	9.500%	10/31/16	492	494,347

Las Vegas Sands, LLC Delayed Draw Term Loan 2	1.740%	05/23/13	1,500	1,390,980

Las Vegas Sands, LLC Extended Delayed Draw Term Loan 2	2.720%	11/23/15	160	149,307

Magnolia Hill, LLC Delayed Draw Term Loan (Acquired 11/04/08-11/12/08, Cost $1,050,390)	3.440%	10/30/13	1,053	942,449

Magnolia Hill, LLC Mezzanine Loan (Acquired 10/31/07, Cost $4,649,858)	14.000%	04/30/14	4,650	4,533,612

Magnolia Hill, LLC Term Loan (Acquired 10/31/07, Cost $2,989,570)	3.440%	10/30/13	2,997	2,682,356

Regency Entertainment S.A. Term Loan B (Greece)	3.867%	03/03/14	€9,733	4,508,791

Regency Entertainment S.A. Term Loan C (Greece)	4.240%	03/02/15	€9,751	4,587,209

Travelodge Hotels Term Loan B (United Kingdom)	4.612%	09/05/14	£7,110	10,070,102

Travelodge Hotels Term Loan C (United Kingdom)	5.138%	09/04/15	£7,110	10,127,810

Twin River Worldwide Holdings, Inc. Term Loan	8.500%	11/05/15	4,235	4,221,852

Venetian Macau, Ltd. Delayed Draw Term Loan B	4.730%	05/25/12	1,254	1,246,342

Venetian Macau, Ltd. New Project Term Loan	4.730%	05/27/13	1,439	1,430,133

Venetian Macau, Ltd. Term Loan B	4.730%	05/27/13	3,967	3,935,899

				88,801,446

Nonferrous metals/minerals–0.22%
Walter Energy, Inc. Term Loan B	4.000%	04/02/18	2,000	1,922,500

Oil & Gas–1.84%
Big West Oil, LLC New Term Loan	7.000%	03/31/16	485	484,111

CCS, Inc. Term Loan B	3.246%	11/14/14	4,286	3,835,577

Citgo Petroleum Corp. Term Loan B	8.000%	06/24/15	728	730,957

Obsidian Natural Gas Trust Term Loan (United Kingdom)	7.000%	11/02/15	2,040	2,030,200

RAM Energy Resources, Inc. Second Lien Term Loan (Acquired 03/15/11, Cost $1,622,178)	11.000%	09/13/16	1,652	1,643,252

SemGroup Corp. Term Loan B	5.750%	06/15/18	1,472	1,470,925

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen Dynamic Credit Opportunities Fund

			Principal
		Stated	Amount
Borrower	Coupon	Maturity*	(000)	Value

Oil & Gas–(continued)

Western Refining, Inc. New Term Loan B	7.500%	03/15/17	$2,988	$2,961,193

Willbros United States Holdings, Inc. Term Loan B	9.500%	06/30/14	3,270	3,229,420

				16,385,635

Oil & Gas Drilling–0.74%
Abbot Group Ltd. Term Loan B1 (United Kingdom)	5.221%	03/15/16	161	140,377

Abbot Group Ltd. Term Loan B2 (United Kingdom)	5.221%	03/19/16	3,535	3,066,242

Abbot Group Ltd. Term Loan C1 (United Kingdom)	5.471%	03/15/17	57	50,108

Abbot Group Ltd. Term Loan C2 (United Kingdom)	5.471%	03/19/17	2,850	2,486,950

Abbot Group Ltd. Term Loan C3 (United Kingdom)	5.471%	03/19/17	988	862,138

				6,605,815

Publishing–4.50%
Affiliated Media, Inc. New Term Loan	8.500%	03/19/14	1,208	1,173,614

Cengage Learning Holdings II, L.P. Term Loan	2.500%	07/03/14	4,325	3,602,037

Gatehouse Media, Inc. Delayed Draw Term Loan	2.230%	08/28/14	302	90,130

Gatehouse Media, Inc. Term Loan B	2.230%	08/28/14	810	241,659

Harland Clarke Holdings Corp. Term Loan B	2.740%	06/30/14	2,427	2,036,447

Knowledgepoint360 Group, LLC First Lien Term Loan	3.550%	04/14/14	931	851,515

Knowledgepoint360 Group, LLC Second Lien Term Loan	7.293%	04/13/15	2,000	1,600,000

Merrill Communications, LLC Second Lien Term Loan(a)	11.852%	11/15/13	5,109	4,929,835

Merrill Communications, LLC Term Loan	7.500%	12/24/12	3,856	3,759,573

Newsday, LLC Term Loan	6.499%	08/01/13	2,333	2,346,458

Tribune Co. Term Loan B(b)(c)	5.250%	06/04/14	29,437	17,785,084

Yell Group PLC New Term Loan B1 (United Kingdom)	3.971%	07/31/14	5,424	1,795,040

				40,211,392

Radio & Television–9.21%
Citadel Broadcasting Corp. New Term Loan B	4.250%	12/30/16	644	637,149

Clear Channel Communications, Inc. Term Loan B	3.871%	01/28/16	17,403	13,123,131

CMP KC, LLC Term Loan(b)	6.250%	10/03/11	1,887	235,830

CMP Susquehanna Corp. Term Loan	2.250%	05/03/13	3,316	3,288,790

Harron Communications Corp. Term Loan B	5.250%	10/06/17	1,354	1,306,332

High Plains Broadcasting Operating Co., LLC Term Loan	9.000%	09/14/16	628	620,358

Intelsat Jackson Holdings S.A. New Term Loan	5.250%	04/02/18	7,464	7,193,316

Multicultural Radio Broadcasting, Inc. Term Loan	2.970%	12/18/12	1,383	1,265,489

Newport Television, LLC Term Loan B	9.000%	09/14/16	2,297	2,269,573

Prosiebensat.1 Media Ag Revolving Credit Agreement (Germany)	3.730%	03/06/15	€12,694	14,223,753

Raycom TV Broadcasting, Inc. Term Loan B	4.500%	05/31/17	3,110	2,946,845

Tyrol Acquisitions Extended Term Loan B2 (France)	5.348%	01/29/16	€1,620	1,910,575

Tyrol Acquisitions Extended Term Loan C2 (France)	5.348%	01/29/16	€2,100	2,476,671

Tyrol Acquisitions Revolving Credit Agreement (France)(e)	3.464%	01/31/14	€2,000	1,837,578

Tyrol Acquisitions Second Lien Term Loan (France)	6.360%	06/03/16	€10,090	10,870,721

Univision Communications, Inc. Extended Term Loan	4.471%	03/31/17	20,833	18,031,217

				82,237,328

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen Dynamic Credit Opportunities Fund

			Principal
		Stated	Amount
Borrower	Coupon	Maturity*	(000)	Value

Retailers (except food & drug)–2.00%
Academy, Ltd. Term Loan	6.000%	08/03/18	$2,278	$2,177,291

Amscan Holdings, Inc. Term Loan B	6.750%	12/04/17	3,307	3,182,818

Claire’s Stores, Inc. Term Loan B	3.000%	05/29/14	1,478	1,294,189

Educate, Inc. Second Lien Term Loan	8.500%	06/16/14	493	473,600

Guitar Center, Inc. Extended Term Loan	5.500%	04/10/17	4,527	3,919,794

J. Crew Operating Corp. New Term Loan B	4.750%	03/07/18	2,756	2,470,299

Michaels Stores, Inc. Term Loan B2	4.750%	07/31/16	1,790	1,694,427

Neiman Marcus Group, Inc. New Term Loan	4.750%	05/16/18	2,834	2,649,435

				17,861,853

Surface Transport–2.73%
JHCI Acquisition, Inc. First Lien Term Loan	2.730%	06/19/14	1,966	1,811,809

Kenan Advantage Group, Inc. New Term Loan	4.500%	06/10/16	1,731	1,733,085

Nobina Europe AB Term Loan (Sweden)(g)	9.125%	08/01/12	€12,769	18,251,538

Swift Transportation Co., Inc. Term Loan B	6.000%	12/21/16	2,641	2,533,622

				24,330,054

Telecommunications–8.27%
Avaya, Inc. Extended Term Loan B3	4.814%	10/26/17	647	562,055

Bultel Cable Bulgaria EAD Term Loan A (Bulgaria)(g)	6.531%	10/27/15	€2,990	3,865,624

Bultel Cable Bulgaria EAD Term Loan B (Bulgaria)(g)	7.531%	10/27/16	€3,250	4,201,765

Cellular South, Inc. New Term Loan B	4.500%	07/27/17	1,636	1,598,923

Completel S.A.S. Term Loan B (France)	5.198%	08/29/15	€10,012	14,040,791

Fairpoint Communications, Inc. New Term Loan B	6.500%	01/22/16	5,892	4,908,529

Fibernet Term Loan B (EUR) (Bulgaria)(g)	4.099%	12/20/14	€980	197,135

Fibernet Term Loan C (EUR) (Bulgaria)(g)	4.599%	12/20/15	€980	197,135

Global Tel*Link Corp. New Term Loan B	5.000%	11/10/16	2,635	2,516,809

Hawaiian Telcom Communications, Inc. Exit Term Loan	9.000%	11/01/15	2,397	2,412,355

Integra Telecom Holdings, Inc. New Term Loan B	9.250%	04/15/15	3,155	2,989,007

Level 3 Communications, Inc. Add on Term Loan	11.500%	03/13/14	2,167	2,265,077

Level 3 Communications, Inc. Term Loan A	2.500%	03/13/14	4,625	4,305,875

MetroPCS Wireless, Inc. New Term Loan B	4.000%	03/16/18	5,197	4,897,740

Paetec Holding Corp. Term Loan	5.000%	05/31/18	781	777,476

Primacom Term Loan B (Germany)	5.567%	11/23/15	€3,935	4,620,667

Primacom Term Loan C (Germany)	6.067%	11/21/16	€3,935	4,648,928

Primacom Term Loan C2 (Germany)	6.067%	11/22/16	€4,019	4,748,242

Securus Technologies Holdings, Inc. New Term Loan	6.250%	05/31/17	1,898	1,843,785

Syniverse Technologies, Inc. Term Loan B	5.250%	12/21/17	2,206	2,162,071

Towerco Finance, LLC Term Loan B	5.250%	02/02/17	682	660,717

U.S. Telepacific Corp. New Term Loan B	5.750%	02/23/17	1,149	1,115,599

West Corp. Term Loan B4	4.500%	07/15/16	623	595,330

West Corp. Term Loan B5	4.500%	07/15/16	2,098	2,004,345

Yankee Cable Acquisition, LLC Term Loan B1	6.500%	08/26/16	1,797	1,727,363

				73,863,343

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen Dynamic Credit Opportunities Fund

			Principal
		Stated	Amount
Borrower	Coupon	Maturity*	(000)	Value

Utilities–4.55%
Bicent Power, LLC Second Lien Term Loan	4.250%	12/31/14	$5,000	$220,825

BRSP, LLC Term Loan B	7.500%	06/04/14	4,287	4,125,806

Calpine Corp. New Term Loan	4.500%	04/02/18	2,471	2,292,420

Firstlight Power Resources, Inc. Second Lien Term Loan	4.750%	05/01/14	2,900	2,663,172

Great Point Power, LLC Term Loan B1	4.250%	03/10/17	330	319,717

Mach Gen, LLC Letter of Credit	2.369%	02/22/13	187	170,876

Primary Energy Operations, LLC New Term Loan	6.500%	10/23/14	2,781	2,725,471

Star West Generation, LLC Term Loan B	6.000%	05/14/18	5,139	4,952,729

Texas Competitive Electric Holdings Co., LLC Extended Term Loan	4.740%	10/10/17	367	271,234

Texas Competitive Electric Holdings Co., LLC Non-Extended Term Loan	3.710%	10/10/14	22,567	17,263,923

TPF Generation Holdings, LLC Second Lien Term Loan C	4.496%	12/15/14	6,000	5,640,000

				40,646,173

Total Variable Rate Senior Loan Interests–94.82%				846,618,552

Notes–24.29%
Air Transport–0.07%
Continental Airlines, Inc.	6.750%	09/15/15	650	638,625

Automotive–0.13%
Dana Holding Corp.	6.750%	02/15/21	1,145	1,130,688

Building & Development–0.03%
Realogy Corp.	7.875%	02/15/19	336	280,560

Cable & Satellite–0.03%
AMC Networks, Inc.	7.750%	07/15/21	231	239,085

Cable & satellite television–2.10%
CCO Holdings, LLC	7.000%	01/15/19	4,237	4,237,428

Central Euro Media Enterprises Ltd. (Czech Republic)(f)	9.000%	11/01/17	€5,000	6,859,292

UPC Broadband Holding, B.V. (Netherlands)	8.375%	08/15/20	€2,000	2,671,892

Ziggo Bond Co. (Netherlands)(f)	8.000%	05/15/18	€3,500	4,939,767

				18,708,379

Chemicals & Plastics–0.60%
Lyondell Chemical Co.	11.000%	05/01/18	3,149	3,517,470

Wellman, Inc.(a)	5.000%	01/29/19	2,146	1,845,644

				5,363,114

Commercial Bank–0.23%
Uni Credit SpA (Italy)	5.396%	10/29/49	£2,000	2,061,591

Conglomerates–0.33%
Goodman Networks, Inc.	12.125%	07/01/18	2,960	2,952,600

Containers & Glass Products–5.58%
Ardagh Glass Finance (Ireland)(f)	7.125%	06/15/17	€5,000	6,105,129

Ardagh Glass Finance (Ireland)(f)	8.750%	02/01/20	€6,000	7,455,440

Berry Plastics Corp.(h)	5.000%	02/15/15	6,456	6,084,780

Pregis Corp.	6.605%	04/15/13	€9,800	12,740,326

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Van Kampen Dynamic Credit Opportunities Fund

			Principal
		Stated	Amount
Borrower	Coupon	Maturity*	(000)	Value

Containers & Glass Products–(continued)

Pregis Corp.	6.605%	04/15/13	€7,550	$9,815,252

Reynolds Group Issuer, Inc.	6.875%	02/15/21	1,043	983,027

Reynolds Group Issuer, Inc.	7.875%	08/15/19	6,643	6,676,215

				49,860,169

Cosmetics/Toiletries–0.58%
Ontex (Belgium)(f)	7.500%	04/15/18	€4,000	5,157,038

Financial Intermediaries–2.16%
Lloyds Banking Group PLC(f)	7.875%	11/01/20	800	632,400

Royal Bank Of Scotland PLC	7.648%	08/29/49	15,000	11,325,000

Seadrill Ltd.	6.500%	10/05/15	7,700	7,315,000

				19,272,400

Forest Products–0.16%
Verso Paper Holding, LLC	11.500%	07/01/14	1,325	1,414,438

Health Care–1.14%
Apria Healthcare Group I	11.250%	11/01/14	6,167	6,105,000

HCA, Inc.	6.500%	02/15/20	4,023	4,063,230

				10,168,230

Home Furnishings–0.17%
Targus Group International, Inc.(a)(i)	10.000%	06/14/19	1,538	1,538,235

Insurance–2.40%
American International Group	4.875%	03/15/67	€10,650	11,168,076

American International Group	5.750%	03/15/67	£8,250	10,245,054

				21,413,130

Lodging & Casinos–4.20%
Punch Taverns PLC (United Kingdom)	4.767%	06/30/33	£1,612	2,105,877

Punch Taverns PLC (United Kingdom)	5.943%	12/30/24	£4,942	6,229,764

Punch Taverns PLC (United Kingdom)(f)	7.369%	06/30/22	£5,786	8,194,816

Spirit Issuer PLC (United Kingdom)	5.472%	12/28/28	£4,119	5,214,482

Unique Pub (United Kingdom)	5.659%	06/30/27	£12,519	13,260,167

Unique Pub (United Kingdom)	6.542%	03/30/21	£2,000	2,467,416

				37,472,522

Oil & Gas–0.28%
Offshore Group Investment Ltd.	11.500%	08/01/15	2,360	2,525,200

Rail industries–1.51%
Channel Link (United Kingdom)(g)	2.352%	06/20/12	£5,000	7,241,542

Channel Link (United Kingdom)(g)	3.002%	06/30/12	€5,000	6,284,692

				13,526,234

Telecommunications–0.05%
Paetec Holding Corp.	8.875%	06/30/17	462	495,495

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Van Kampen Dynamic Credit Opportunities Fund

			Principal
		Stated	Amount
Borrower	Coupon	Maturity*	(000)	Value

Utilities–2.54%
Calpine Corp.	7.250%	10/15/17	$3,367	$3,417,505

Calpine Corp.	7.500%	02/15/21	1,089	1,108,514

Calpine Corp.	7.875%	01/15/23	10,923	11,196,226

NRG Energy, Inc.	7.625%	05/15/19	7,090	6,930,475

				22,652,720

Total Notes–24.29%				216,870,453

Structured Products–2.06%
ACA CLO 2005-1 Ltd.(h)	5.250%	10/15/17	3,500	2,633,750

Apidos CDO Ltd.(h)	3.851%	01/20/19	631	482,715

Ares XI CLO, Ltd.(h)	3.250%	10/11/21	792	510,840

Atrium CDO Corp.	9.176%	06/08/19	328	298,480

BALL Hilton(h)	1.957%	11/15/15	2,520	2,251,689

Cent CDO Ltd.(h)	2.500%	03/11/21	2,750	2,109,250

Clear Lake CLO 2006-1A Ltd.(h)	1.700%	12/20/20	3,000	1,912,500

Columbus Nova CLO Ltd.(h)	3.890%	05/16/19	1,747	1,166,123

Flagship CLO V(h)	5.000%	06/10/21	922	643,334

Halcyon Loan Investors CLO Ltd.(h)	3.853%	04/24/21	2,121	1,461,369

ING Investment Management CLO Ltd.(h)	3.750%	12/13/20	1,842	1,154,934

Madison Park Funding IV Ltd.(h)	3.847%	03/22/21	1,692	1,121,717

Sierra CLO Ltd.(f)(h)	3.753%	01/22/21	1,696	1,331,360

Silverado CLO Ltd.(h)	4.000%	10/16/20	2,050	1,328,400

Total Structured Products–2.06%				18,406,461

Description	Shares
Common Stocks–2.68%
Building & Development–0.29%
Axia Acquisition Corp.(f)	101	251,400

Contech Construction Products, Inc.(g)	308,203	0

Building Materials Holding Corp.(f)	512,204	614,645

Lake At Las Vegas Joint Venture, LLC, Class A(g)	2,339	947,873

Lake At Las Vegas Joint Venture, LLC, Class B(g)	28	11,260

Newhall Holding Co., LLC(g)	235,259	333,362

Rhodes Homes	750,544	206,400

WCI Communities, Inc.(g)	1,830	183,000

		2,547,940

Chemicals & Plastics–0.63%
Lyondell Chemical Co.(g)	162,147	5,618,394

Wellman, Inc.(g)	1,892	0

		5,618,394

Conglomerates–0.06%
Euramax International, Inc.(f)(g)	1,870	523,544

Cosmetics/Toiletries–0.14%
Marietta Holding Corp.(f) (Acquired 04/22/10, Cost $2,591,511)	1,641,483	1,214,697

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Van Kampen Dynamic Credit Opportunities Fund

Description	Shares	Value

Financial Intermediaries–0.00%
RTS Investor Corp. (Acquired 01/14/11, Cost $0)(f)(g)	6,619	$33,530

Food Products–0.00%
Panrico(g)	614,269	0

Home Furnishings–0.02%
Targus Group International, Inc. (Acquired 12/16/09, Cost $0)(f)(g)(i)	62,413	179,125

Leisure Goods/Activities/Movies–0.92%
MB2, LP. (Canada)	30,040	242,026

Metro-Goldwyn-Mayer, Inc.(g)	400,602	8,012,040

		8,254,066

Lodging & Casinos–0.05%
BLB Worldwide Holdings, Inc., Class A(f)(g)	41,966	416,177

BLB Worldwide Holdings, Inc., Class B(g)	5,500	27,500

		443,677

Oil & Gas–0.28%
Vitruvian Exploration, LLC(g)	76,400	2,502,100

Publishing–0.29%
Affiliated Media, Inc.(g)	87,369	2,533,695

Endurance Business Media, Inc. Class A(g)	4,753	47,530

SuperMedia, Inc.(g)	7,080	15,010

		2,596,235

Total Common Stocks–2.68%		23,913,308

Warrants–0.00%
Building & Development–0.00%
Lake at Las Vegas Joint Venture, LLC, Class C, expiring 7/15/15(g)	117	0

Lake at Las Vegas Joint Venture, LLC, Class D, expiring 7/15/15(g)	161	0

Lake at Las Vegas Joint Venture, LLC, Class E, expiring 7/15/15(g)	179	0

Lake at Las Vegas Joint Venture, LLC, Class F, expiring 7/15/15(g)	202	0

Lake at Las Vegas Joint Venture, LLC, Class G, expiring 7/15/15(g)	229	0

		0

Cosmetics/Toiletries–0.00%
Marietta Holding Corp., expiring 02/19/20 (Acquired 04/22/10, Cost $0)(f)(g)	413,194	0

Radio & Television–0.00%
Cumulus Media, Inc., expiring 06/29/19 (Acquired 01/14/10, Cost $0)(f)(g)	1,568	2,383

Total Warrants–0.00%		2,383

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Van Kampen Dynamic Credit Opportunities Fund

Description	Shares	Value

Preferred Stock–0.01%
Financial Intermediaries–0.01%
RTS Investor Corp. (Acquired 01/14/11, Cost $0)(f)(g)	649	$64,890

Total Preferred Stock–0.01%		64,890

Total Long-Term Investments–123.86% (Cost $1,275,626,665)		1,105,876,047

Time Deposit–5.62%
State Street Bank & Trust Co. ($50,209,920 par, 0.01% coupon, dated 8/31/11, to be sold on 09/01/11 at $50,209,934) (Cost $50,209,920)		50,209,920

TOTAL INVESTMENTS–129.48% (Cost $1,325,836,585)		1,156,085,967

FOREIGN CURRENCY–0.28% (Cost $2,517,830)		2,494,216

BORROWINGS–(27.44%)		(245,000,000)

OTHER ASSETS LESS LIABILITIES–(2.32)%		(20,722,508)

NET ASSETS–100.00%		$892,857,675

Investment Abbreviations:

Principal amounts are denominated in US currency unless otherwise noted.

PIK	– Payment-in-kind
DIP	– Debtor-in-possession
EAD	– Exposure at Default
CLO	– Collateralized Loan Obligation
CDO	– Collateralized Debt Obligation
£	– Great Britain Pound
€	– Euro

Percentages are calculated as a percentage of net assets.

(a)	All or portion of this security is payment-in-kind.
(b)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments.
The aggregate value of these securities at August 31, 2011 was $18,020,914, which represented 2.02% of the Fund’s Net Assets.
(c)	This borrower has filed for protection in federal bankruptcy court.
(d)	The borrower is in the process of restructuring or amending the terms of this loan.
(e)	All or a portion of this holding is designated in connection with unfunded loan commitments. See Note 5.
(f)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2011 was $43,975,633, which represented 4.93% of the Fund’s Net Assets.
(g)	Non-income producing security acquired through the restructuring of senior loans.
(h)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2011.
(i)	Affiliated Company.
*	Senior Loans in the Fund’s portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Fund’s portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Fund’s portfolio may be substantially less than the stated maturities shown.
**	Senior Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks or (iii) the certificate of deposit rate. Senior Loans are generally considered to be restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan. The stated coupon notes reflect the weighted average rate of the outstanding contracts for each loan as of August 31, 2011.

Portfolio Composition

By credit quality, based on Total Investments
as of August 31, 2011

Baa	5.6%

Ba	19.5

B	37.6

Caa	6.6

Non-Rated	28.6

Equities	2.1

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Van Kampen Dynamic Credit Opportunities Fund

Statement of Assets and Liabilities

August 31, 2011
(Unaudited)

Assets:
Unaffiliated investments (Cost $1,320,939,560)	$1,154,368,607

Affiliated investments (Cost $4,897,025)	1,717,360

Total investments (Cost $1,325,836,585)	1,156,085,967

Foreign currencies, at value (Cost $2,517,830)	2,494,216

Cash segregated as collateral for swap agreements	5,580,000

Cash segregated as collateral for forward foreign currency contracts	360,000

Receivables for:
Investments sold	25,483,085

Interest and fees	9,185,893

Investments matured	976,480

Unrealized appreciation on swap agreements	2,808,436

Other assets	706,772

Total assets	1,203,680,849

Liabilities:
Payables for:
Borrowings	245,000,000

Investments purchased	59,769,323

Income distributions	352,951

Accrued other operating expenses	238,554

Accrued interest, facilities and maintenance fees	44,032

Accrued fees to affiliates	4,140

Unrealized depreciation on unfunded commitments	3,429,655

Forward foreign currency contracts outstanding	1,984,519

Total liabilities	310,823,174

Net assets	$892,857,675

Net assets consist of:
Shares of beneficial interest	$1,412,383,378

Undistributed net investment income	(4,531,922)

Unrealized appreciation (depreciation)	(162,939,896)

Undistributed net realized gain (loss)	(352,053,885)

$892,857,675

Shares outstanding, $0.01 par value per share:
Shares outstanding	74,052,532

Net asset value per share	$12.06

Market value per share	$11.00

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Van Kampen Dynamic Credit Opportunities Fund

Statement of Operations

For the six months ended August 31, 2011
(Unaudited)

Investment income:
Interest from unaffiliated investments	$37,834,570

Interest from affiliated investments	374,081

Other	2,195,941

Total investment income	40,404,592

Expenses:
Advisory fees	7,634,658

Interest, facilities and maintenance fees	1,528,870

Custodian fees	344,197

Administrative services fees	111,192

Trustees’ and officers’ fees and benefits	45,393

Transfer agent fees	78,761

Other	415,665

Total expenses	10,158,736

Net investment income	30,245,856

Realized and unrealized gain (loss):
Realized gain (loss):
Investments	10,197,240

Forward foreign currency contracts	(9,291,462)

Swap agreements	(5,105,798)

Foreign currency transactions	(280,449)

Net realized gain (loss)	(4,480,469)

Unrealized appreciation (depreciation):
Beginning of the period	(78,883,196)

End of the period:
Investments	(169,750,618)

Swap agreements	13,704,436

Forward foreign currency contracts	(1,984,519)

Unfunded commitments	(3,429,655)

Foreign currency translation	(1,479,540)

(162,939,896)

Net unrealized appreciation (depreciation) during the period	(84,056,700)

Net realized and unrealized gain (loss)	(88,537,169)

Net increase (decrease) in net assets from operations	$(58,291,313)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco Van Kampen Dynamic Credit Opportunities Fund

Statement of Changes in Net Assets

For the six months ended August 31, 2011, the seven months ended February 28, 2011 and the year ended July 31, 2010
(Unaudited)

	Six months	Seven months
	ended	ended	Year ended
	February 28,	February 28,	July 31,
	2011	2011	2010

Operations:
Net investment income	$30,245,856	$31,595,931	$59,475,567

Net realized gain (loss)	(4,480,469)	(48,588,673)	4,115,425

Net unrealized appreciation (depreciation) during the period	(84,056,700)	118,107,555	127,622,573

Change in net assets from operations	(58,291,313)	101,114,813	191,213,565

Distributions from net investment income	(33,186,980)	(44,400,565)	(78,663,310)

Net change in net assets from operations	(91,478,293)	56,714,248	112,550,255

From capital transactions:
Value of shares issued through dividend reinvestment	517,806	—	475,500

Repurchase of shares	—	—	(322,626)

Net change in net assets from capital transactions	517,806	—	152,874

Total increase (decrease) in net assets	(90,960,487)	56,714,248	112,703,129

Net assets:
Beginning of the period	983,818,162	927,103,914	814,400,785

End of the period (including undistributed net investment income (loss) of $(4,531,922), $(1,590,798) and $38,507,343, respectively)	$892,857,675	$983,818,162	$927,103,914

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20        Invesco Van Kampen Dynamic Credit Opportunities Fund

Statement of Cash Flows

For the six months ended August 31, 2011
(Unaudited)

Net increase (decrease) in net assets from operations	$(58,291,313)

Adjustments to reconcile the change in net assets from operations to net cash provided by operating activities:
Purchase of investments	(850,902,532)

Proceeds from sales of investments	943,498,785

Amortization of loan fees	(8,535,137)

Net loan fees	(826,345)

Accretion of discount	(7,061,797)

Net realized gain on investments	(10,197,240)

Net change in unrealized appreciation (depreciation) on investments	84,060,267

Increase in interest receivable and other assets	(2,492,452)

Decrease in accrued expenses and other payables	(280,692)

Increase in appreciation on swap agreements	(2,228,094)

Decrease in collateral for swap agreements	351,000

Increase in depreciation on forward foreign currency contracts	1,116,090

Net change in unrealized appreciation on unfunded commitments	1,593,298

Net cash provided by operating activities	89,803,838

Cash flows provided by (used in) financing activities
Dividend paid from net investment income	(32,842,802)

Amount due custodian	(4,508,948)

Net proceeds from and repayments of borrowings	(36,000,000)

Net cash provided by (used in) financing activities	(73,351,750)

Net change in cash	16,452,088

Cash and cash equivalents at the beginning of the period	36,252,048

Cash and cash equivalents at the end of the period	$52,704,136

Supplemental disclosures of cash flow information
Cash paid during the period for interest, facilities and maintenance fees	$1,552,106

Non cash interest received during the period	$388,539

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21        Invesco Van Kampen Dynamic Credit Opportunities Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for one common share of the Fund outstanding throughout the periods indicated.

								June 26, 2007
	Six months		Seven months					(Commencement of
	ended		ended					Operations) to
	August 31,		February 28,		Year ended July 31,			July 31,
	2011		2011		2010	2009	2008	2007

Net asset value, beginning of the period	$13.29		$12.53		$11.00	$15.69	$18.65	$19.10

Net investment income(a)	0.41		0.43		0.80	1.07	1.44	0.08

Net realized and unrealized gain (loss)	(1.19)		0.93		1.79	(4.41)	(2.82)	(0.53)

Total income (loss) from investment operations	(0.78)		1.36		2.59	(3.34)	(1.38)	(0.45)

Less distributions from net investment income	(0.45)		(0.60)		(1.06)	(1.35)	(1.58)	—

Net asset value, end of the period	$12.06		$13.29		$12.53	$11.00	$15.69	$18.65

Market value, end of the period	$11.00		$12.83		$11.94	$10.00	$13.30	$19.75

Total return at net asset value(b)	(5.94)%		11.30%

Total return at market value(c)	(11.14)%		12.79%		30.65%	(11.84)%	(25.46)%	(1.25)%

Net assets, end of period (000’s omitted)	$892,858		$983,818		$927,104	$814,401	$1,161,324	$1,379,846

Portfolio turnover(e)(f)	67%		88%		56%	36%	43%	0%

Ratios/supplemental data based on average net assets:
Ratio of expenses	2.10	%(d)	2.22	%(h)	2.29%	3.76%	2.78%	1.54	%(h)

Ratio of expenses excluding interest, facilities and maintenance fees	1.78	%(d)	1.71	%(h)	1.74%	2.97%	1.79%	1.54	%(h)

Ratio of net investment income	6.26	%(d)	5.72	%(h)	6.56%	10.42%	8.38%	4.58	%(h)

Senior indebtedness:
Asset coverage per $1,000 unit of senior indebtedness(g)	$4,644		$4,501		$4,672	$4,806	$3,277	N/A

Total borrowing outstanding (000’s omitted)	$245,000		$281,000		$252,500	$214,000	$510,000	$—

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles general accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for period less than one year, if applicable.
(c)	Total return assumes an investment at market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated. Not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average net assets (000’s omitted) of $961,629.
(e)	Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.
(f)	Portfolio turnover is not annualized for periods less than one year, if applicable.
(g)	Calculated by substracting the Fund’s total liablilities (not including the borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.
(h)	Annualized.
N/A=Not Applicable

Notes to Financial Statements

August 31, 2011
(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Van Kampen Dynamic Credit Opportunities Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company.
  The Fund’s investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. The Fund seeks to achieve its objectives by investing primarily in a portfolio of interests in floating or variable senior loans to corporations, partnerships, and other entities which operate in a variety of industries and geographic regions. The Fund borrows money for investment purposes which may create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Fund’s volatility.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

22        Invesco Van Kampen Dynamic Credit Opportunities Fund

A.	Security Valuations — Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.
Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are value based on a model which may include end of the day net present values, spreads, ratings, industry, and company performance.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transaction are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from the settlement date. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in

23        Invesco Van Kampen Dynamic Credit Opportunities Fund

the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
Other income is comprised preliminary of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of a loan or note.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — The Fund declares and pays monthly dividends from net investment income to common shareholders. Distributions from net realized capital gain, if any, are generally paid annually and are distributed on a pro rata basis to common shareholders. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
H.	Cash and Cash Equivalents — For the purposes of the Statement of Cash Flows the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.
I.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in Corporate Loans and Corporate Debt Securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks

24        Invesco Van Kampen Dynamic Credit Opportunities Fund

associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
L.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk.
Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
A CDS is an agreement between two parties (“Counterparties”) to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.
M.	Industry Concentration — To the extent that the Fund is concentrated in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.
N.	Leverage Risk — The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing or issuing preferred shares. There are risks associated with borrowing or issuing preferred shares in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the higher volatility of the net asset value of the common shares, and that fluctuations in the interest rates on the borrowing or dividend rates on preferred shares may affect the yield and distributions to the common shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.
O.	Foreign Risk — The Fund may invest in senior loans to borrowers that are organized or located in countries other than the United States. Investment in non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, different legal systems and laws relating to creditors’ rights, the potential inability to enforce legal judgments and the potential for political, social and economic adversity. Investments by the Fund in non-U.S. dollar denominated investments will be subject to currency risk. The Fund also may hold non-U.S. dollar denominated senior loans or other securities received as part of reorganization or restructuring. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.
P.	Bank Loan Risk Disclosures — Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or broad of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. Similar to other asset classes, bank loan funds may be exposed to

25        Invesco Van Kampen Dynamic Credit Opportunities Fund

counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Q.	Other Risks — The Fund may invest all or substantially of its assets in senior secured floating rate loans, senior secured debt securities or other securities rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.
The Fund invests in Corporate Loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a Corporate Loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the Corporate Loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Fund has entered into an investment advisory agreement with Invesco Advisers, Inc. (“the Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser monthly based on the annual rate of 1.25% of the Fund’s average daily managed assets. Managed assets are defined as the gross asset value of the Fund minus the sum of accrued liabilities, other than the aggregate amount of borrowings undertaken by the Fund. The Adviser has entered into a sub-advisory agreement with Avenue Europe International Management, L.P. (“the “Subadviser”). Under the sub-advisory agreement, the Adviser retains the Subadviser to manage that portion of the Fund’s assets that are allocated to the Subadviser. The Adviser pays the Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund. The sub-advisory agreement was terminated on September 16, 2011.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses to the extent necessary to limit the Fund’s expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) to 2.22%. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Fund’s expenses after fee waiver and/or expense reimbursement to exceed the limit reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Trust has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  The Fund has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2011, expenses incurred under this agreement are shown in the Statement of Operations as administrative services fees. Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian and fund accountant and provides certain administrative services to the Fund.
  Certain officers and trustees of the Fund are officers and directors of Invesco.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of August 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

26        Invesco Van Kampen Dynamic Credit Opportunities Fund

  During the six months ended August 31, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Variable Rate Senior Loan Interests	$—	$829,998,476	$16,620,076	$846,618,552

Notes	—	213,486,574	3,383,879	216,870,453

Structured Products	—	18,406,461	—	18,406,461

Equities	5,875,429	15,752,197	2,352,955	23,980,581

Time Deposits	—	50,209,920	—	50,209,920

	$5,875,429	$1,127,853,628	$22,356,910	$1,156,085,967

Unfunded Commitments*	—	(3,429,655)	—	(3,429,655)

Foreign Currency Contracts*	—	(1,984,519)	—	(1,984,519)

Swap Agreements*	—	2,808,436	—	2,808,436

Total Investments	$5,875,429	$1,125,247,890	$22,356,910	$1,153,480,229

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of August 31, 2011:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities

Credit risk
Swap agreements	$3,010,979	$(202,543)

Currency risk
Forward foreign currency contracts	35,239	(2,019,758)

Effect of Derivative Instruments for the six months ended August 31, 2011

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations**
	Swap	Foreign Currency
	Agreements*	Contracts

Realized Gain (Loss)
Credit risk	$(5,105,798)	$—

Currency risk	—	(9,291,462)

Change in Unrealized Appreciation (Depreciation)
Credit risk	$1,982,094	$—

Currency risk	—	(1,116,090)

Total	$(3,123,704)	$(10,407,552)

*	The average value of swap agreements during the period was $152,750,000.

**	The cost of purchases and the proceeds from sales of forward foreign currency contracts were $820,589,245 and $820,589,245, respectively.

27        Invesco Van Kampen Dynamic Credit Opportunities Fund

Open Foreign Currency Contracts
							Unrealized
Settlement		Contract to					Appreciation
Date	Counterparty	Deliver		Receive		Value	(Depreciation)

11/15/11	Goldman Sachs	EUR	137,412,720	USD	195,291,095	$197,219,849	$(1,928,754)

11/15/11	Goldman Sachs	EUR	4,653,415	USD	6,713,994	6,678,754	35,239

11/15/11	Goldman Sachs	GBP	56,244,329	USD	91,138,086	91,225,667	(87,581)

11/15/11	Goldman Sachs	USD	9,834,727	EUR	6,849,950	9,831,303	(3,423)

							$(1,984,519)

Currency Abbreviations:
EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar

Open Swap Agreements
									Credit
					Implied	Notional		Unrealized	Rating of
		Buy/Sell	Pay/Receive	Expiration	Credit	Amount	Upfront	Appreciation	Reference
Counterparty	Reference Entity	Protection	Fixed Rate	Date	Spread(a)	(000)	Payments	(Depreciation)	Entity(b)

Goldman Sachs International	CDX.NA.HY.9	Sell	3.750%	12/20/12	2.88%	$34,400	$1,431,000	$643,911	NR

Goldman Sachs International	CDX.NAHY.10	Sell	5.000%	06/20/13	3.28%	17,400	1,128,250	696,129	NR

Goldman Sachs International	Gala Group Finance	Sell	4.150%	03/20/13	4.05%	7,183	—	69,800	NR

Goldman Sachs International	LCDX.NA.10	Sell	3.250%	06/20/13	3.25%	44,400	5,233,000	1,069,608	NR

Goldman Sachs International	LCDX9	Sell	2.250%	12/20/12	2.25%	36,500	2,991,250	531,531	NR

Goldman Sachs International	Peermont Global	Sell	3.500%	09/20/12	5.48%	7,182	—	(94,570)	B

Goldman Sachs International	Texas Competitive Electric Holdings Co. LLC	Sell	5.000%	03/20/12	11.19%	5,000	112,500	(107,973)	B

Total Swap Agreements						$152,066	$10,896,000	$2,808,436

(a)	Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.
(b)	Credit rating as issued by Standard and Poor’s (Unaudited).

NOTE 5—Investments in Other Affiliates

The Investment Company Act of 1940 defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The following is a summary of the investments in affiliates for the six months ended August 31, 2011.

				Change in
				Unrealized			Interest/
	Value	Purchases	Proceeds	Appreciation	Realized	Value	Dividend
	02/28/11	at Cost	from Sales	(Depreciation)	Gain (Loss)	08/31/11	Income

Targus Group International Inc. — Note	$1,538,235	$—	$—	$—	$—	$1,538,235	$263,636

Targus Group International Inc. — Common Shares	179,125	—	—	—	—	179,125	110,445

Total	$1,717,360	$—	$—	$—	—	$1,717,360	$374,081

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund.
  For the period ended August 31, 2011, the Fund paid legal fees of $50,177 for services rendered by Skadden, Arps, Slate, Meagher & Flom LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Fund.

28        Invesco Van Kampen Dynamic Credit Opportunities Fund

NOTE 7—Cash Balances and Borrowings

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
  The Fund may utilize financial leverage to the maximum extent allowable under the 1940 Act. Under the 1940 Act, a fund generally may not borrow money greater than 33% of the Fund’s total assets.
  The Fund has entered into a $350 million revolving credit and security agreement which will expire on August 16, 2012. The revolving credit agreement is secured by the assets of the Fund. For the six months ended August 31, 2011, the average daily balance of borrowings under the revolving credit and security agreement was $253,342,391, with a weighted average interest rate of 0.23%. Expenses under the credit agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees.

NOTE 8—Unfunded Loan Commitments

Pursuant to the terms of certain Senior Loan agreements, the Fund held the following unfunded loan commitments as of August 31, 2011. The Fund intends to reserve against such contingent obligations by designating cash, liquid securities and liquid Senior Loans as a reserve.

			Unrealized
		Unfunded	Appreciation
Description	Type	commitment	(Depreciation)

Axia Acquisition Corp.	Revolver	$348,226	$(26,117)

Bright Horizons Family Solutions, Inc.	Revolver	2,768,000	(205,579)

Community Health Systems, Inc.	Revolver	10,000,000	(625,000)

Delta Air Lines, Inc.	Revolver	2,000,000	(125,000)

General Motors Holdings	Revolver	6,451,767	(665,339)

Graphic Packing International, Inc.	Revolver	5,000,000	(250,000)

Key Safety System, Inc.	Revolver	122,500	(16,440)

Lake at Las Vegas Joint Venture, LLC	Exit Revolver	145,500	(1,460)

Reynolds Group Holdings, Inc.	Term Loan	14,306,267	(527,472)

Surgical Care Affiliates, Inc.	Revolver	6,250,000	(880,437)

Tyrol Acquisitions	Revolver	500,000	(105,942)

	Delayed Draw Term
White Birch Paper Co.	Loan	106,988	(869)

		$47,999,248	$(3,429,655)

NOTE 9—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund had a capital loss carryforward as of February 28, 2011, which expires as follows:

Capital Loss
Expiration	Carryforward*

February 28, 2016	$431,578

February 28, 2017	76,783,001

February 28, 2018	230,817,698

February 28, 2019	13,091,858

Total capital loss carryforward	$321,124,135

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

29        Invesco Van Kampen Dynamic Credit Opportunities Fund

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended August 31, 2011 was $803,348,789 and $871,948,869, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$32,358,017

Aggregate unrealized (depreciation) of investment securities	(220,508,204)

Net unrealized appreciation (depreciation) of investment securities	$(188,150,187)

Cost of investments for tax purposes is $1,344,236,154.

NOTE 11—Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Six months	Seven months	Year
	ended	ended	ended
	August 31,	February 28,	July 31,
	2011	2011	2010

Beginning shares	74,013,275	74,013,275	74,005,236

Shares issued through dividend reinvestment	39,257	—	38,039

Shares repurchased	—	—	(30,000)

Ending shares	74,052,532	74,013,275	74,013,275

  The Trustees have approved share repurchases whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

NOTE 12—Senior Loan Participation Commitments

The Fund invests participations, assignments, or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to United States and foreign corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.
  At August 31, 2011, there were no interests in Senior Loans purchased by the Fund on a participation basis.

NOTE 13—Dividends

The Fund declared the following dividends from net investment income subsequent to August 31, 2011:

Declaration Date	Amount Per Share	Record Date	Payable Date

September 1, 2011	$0.0725	September 15, 2011	September 30, 2011

September 30, 2011	0.0725	October 14, 2011	October 31, 2011

NOTE 14—Legal Proceedings

The Fund is part of a group of defendants (Lenders) that have been named in an adversary proceeding pending in the Bankruptcy Court of the Southern District of Florida, brought in connection with the bankruptcy proceeding styled In re: TOUSA, Inc. et al.,, filed on July 14, 2008, by the Official Committee of Unsecured Creditors of TOUSA, Inc. et al., home building companies to which the Lenders loaned money through different lending facilities. An amended complaint was filed on October 17, 2008. Plaintiff alleges that monies used to repay the Lenders or allocated to repay the Lenders should be avoided as fraudulent and preferential transfers under the bankruptcy laws. More specifically, Plaintiff alleges that subsidiaries of the home building companies were allegedly forced to become co-borrowers and guarantors of the monies used/allocated to repay the Lenders, and that the subsidiaries did not receive fair consideration or reasonably equivalent value for incurring those obligations. Plaintiff seeks to avoid the transfers and other equitable relief. The Fund, along with numerous other defendants hereafter referred to as the Senior Transeastern Lenders, is named in two separate lending capacities. The first capacity is in connection with the Fund’s position as a lender in a revolving credit agreement and the second capacity is in connection with its position as lenders in a term loan. The case went to trial on October 13, 2009, resulting in the Bankruptcy Court rendering final judgment and requiring Lenders to post bonds equal to 110% of damages and disgorgement against them. Bonds were posted in December 12, 2009. On May 28, 2010, the Bankruptcy Court entered an order for revolving credit lenders to pay additional interest in connection with damages awarded against them. On July 13, 2010, Bankruptcy Court entered an order setting amounts of disgorgement awards against term loan lenders. The Senior Transeastern Lenders, including the Funds, appealed to district court. Oral argument on the appeal of the Final Judgment was heard on October 22, 2010. Objections to the disclosure statement were filed with the Bankruptcy Court on behalf of Debtors and the United States Trustee on December 20, 2010, and December 23, 2010, respectively. On February 11, 2011, the District Court issued an order that: 1) quashed the Bankruptcy Court’s Order as it relates to the liability of the Senior Transeastern Lenders; 2) made null and void the Bankruptcy Court’s imposition of remedies as to the Senior Transeastern Lenders; 3) discharged all bonds deposited by Senior Transeastern Lenders, unless any further

30        Invesco Van Kampen Dynamic Credit Opportunities Fund

appeals are filed, in which case the bonds would remain in effect pending resolution of appeals; 4) dismissed as moot additional appeal proceedings of the Senior Transeastern Lenders that were contingent upon the District Court’s decision concerning liability; and 5) closed all District Court appeal proceedings concerning the Senior Transeastern Lenders. This matter is pending before the 11th Circuit Court of Appeals.
  Management of Invesco and the Trust believe that the outcome of the proceedings described above will have no material adverse effect on the Trust or on the ability of Invesco to provide ongoing services to the Trust.

31        Invesco Van Kampen Dynamic Credit Opportunities Fund

Approval of Investment Advisory and Affiliated Sub-Advisory Contracts

The Board of Trustees (the Board) of Invesco Van Kampen Dynamic Credit Opportunities Fund (the Fund) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on May 8, 2011, the Board as a whole, and the disinterested or “independent” Trustees, who comprise more than 75% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the affiliated sub-advisory contracts for another year, effective July 1, 2011. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and affiliated sub-advisory contracts and the information that it is provided. The Board determined that the Fund’s investment advisory agreement and the affiliated sub-advisory contracts are in the best interests of the Fund and its shareholders and the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.
  The Board did not consider the renewal of the investment sub-advisory agreement with Avenue Europe International Management, L.P. (“Avenue”) as such investment sub-advisory agreement was not required to be reapproved until the end of its initial two year term in 2012. Subsequently, on July 22, 2011, the Fund announced that Invesco Advisers and Avenue will end the investment sub-advisory agreement relating to the Fund effective September 19, 2011 (or such other date as may be mutually agreed by Invesco Advisers and Avenue).

The Board’s Fund Evaluation Process
The Board, acting directly and through its committees, meets throughout the year to review the performance of the Invesco Van Kampen funds. Over the course of each year, the Board, acting directly and through its committees, meets with portfolio managers for the funds and other members of management to review the performance, investment objective(s), policies, strategies and limitations and investment risks of the funds. The Board meets regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to the funds.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the funds prepared by Invesco Advisers and an independent company, Lipper, Inc. (Lipper). The independent Trustees are assisted in their annual evaluation of the funds’ investment advisory agreements by fund counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and affiliated sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Trustees recognized that the advisory fees for the Invesco Van Kampen funds reflect the results of years of review and negotiation between the Trustees and Van Kampen Asset Management, the funds’ predecessor investment adviser. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Board noted the willingness of Invesco Advisers personnel to engage in open and candid discussions with the Board. One Trustee may have weighed a particular piece of information differently than another Trustee.
  The discussion below is a summary of the Board’s evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and affiliated sub-advisory contracts. Unless otherwise stated, this information is current as of May 8, 2011, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services. Based on their meetings throughout the year with the Fund’s portfolio manager, the Board concluded that these individuals are competent and able to continue to carry out their responsibilities under the Fund’s investment advisory agreement or affiliated sub-advisory contracts, as applicable. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ performance and investment process oversight, independent credit analysis and investment risk management.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers (and previously Van Kampen Asset Management) and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered services that Invesco Advisers and its affiliates provide to the Invesco Van Kampen funds such as various back office support functions, equity and fixed income trading operations, internal audit and legal and compliance. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and the advisory services are provided in accordance with the terms of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the affiliated sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the affiliated sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate and satisfactory and in accordance with the terms of the Fund’s affiliated sub-advisory contracts.

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the affiliated sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
  The Board compared the Fund’s performance during the past one and three calendar years to the performance of funds in the Fund’s Lipper performance universe and against the S&P/LSTA Leveraged Loan Index. The Board noted that the Fund’s performance was in the second quintile of its performance universe for the one year period and the third quintile for the three year period (the first quintile being the best performing funds

32        Invesco Van Kampen Dynamic Credit Opportunities Fund

and the fifth quintile being the worst performing funds). The Board noted that the Fund’s performance was below the performance of the Index for the one year period and above the performance of the Index for the three year period. When considering a fund’s performance, the Board places emphasis on trends and longer term returns.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the Fund’s contractual advisory fee rate was above the median contractual advisory fee rate of funds in its expense group. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year and including only one fund per investment adviser. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility. The Board noted that the Fund was created with the expectation that it would require significantly greater resources than its peer funds due to the substantial resources required to effectively manage the Fund’s investment strategy, which contemplates significant investments in stressed/distressed and foreign securities.
  The Board also compared the Fund’s effective fee rate (the advisory fee after advisory fee waivers and before expense limitations/waivers) to the advisory fee rates of other funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund. The Board reviewed not only the advisory fees but other fees and expenses (whether paid to Invesco Advisers, its affiliates or others) and the Fund’s overall expense ratio.
  The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients solely for investment management services. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Van Kampen funds relative to other client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of shareholder reports, efforts to support secondary market trading of the Fund’s shares, preparation of financial information and regulatory compliance under the Investment Company Act of 1940, as amended, and stock exchange listing standards, including preparation for, coordinating the solicitation of proxies for, and conducting annual shareholder meetings. The Board noted that sub-advisory fees charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts were often more comparable. The Board concluded that the aggregate services provided to the Fund were sufficiently different from those provided to institutional clients, and the Board not place significant weight on these fee comparisons.
  The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least June 30, 2012 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board also considered the effect this fee waiver would have on the Fund’s total estimated expenses.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the affiliated sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the affiliated sub-advisory contracts. The Board noted that Invesco Advisers provides services to sub-advised Invesco Van Kampen funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described above other than day-to-day portfolio management. The Board also noted that the affiliated sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  Based upon the information and considerations described above, the Board concluded that the Fund’s advisory and affiliated sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board noted that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial asset growth after the initial public offering. The Board noted that although the Fund does not benefit from economies of scale through contractual breakpoints, the Fund does share directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Van Kampen funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Van Kampen funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Van Kampen funds. The Board concluded that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and affiliated sub-advisory contracts. The Board concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of administrative services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Van Kampen Funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

33        Invesco Van Kampen Dynamic Credit Opportunities Fund

Proxy Results

An Annual Meeting (“Meeting”) of Shareholders of Invesco Van Kampen Dynamic Credit Opportunities Fund was held on June 17, 2011. The Meeting was held for the following purpose:

(1)	Elect four Class I Trustees, each by the holders of Common Shares of the Fund, each of whom will serve for a three year term or until a successor has been duly elected and qualified.

The results of the voting on the above matter were as follows:

			Votes
	Matter	Votes For	Withheld

(1)	David C. Arch	67,401,017	1,938,006
	Howard J Kerr	67,262,912	2,076,111
	Jerry Choate	67,350,602	1,988,421
	Suzanne Woolsey	67,364,799	1,974,224

34        Invesco Van Kampen Dynamic Credit Opportunities Fund

Correspondence information
Send general correspondence to Computershare, P.O. Box 43078, Providence, RI 02940-3078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file number for the Fund is 811-22043.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 341 2929 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. In addition, this information is available on the SEC website at sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

VK-CE-DCO-SAR-1	Invesco Distributors, Inc.

ITEM 2. CODE OF ETHICS.
There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	As of September 16, 2011, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of September 16, 2011, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.

12(a) (1)	Not applicable.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant: Invesco Van Kampen Dynamic Credit Opportunities Fund

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer
Date: November 7, 2011
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer
Date: November 7, 2011

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer
Date: November 7, 2011

EXHIBIT INDEX

12(a) (1)	Not applicable.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.